SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

CAPITAL CITY BANK GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Florida	0-13358	59-2273542

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

217 North Monroe Street, Tallahassee, Florida 32301

(Address of Principal Executive Offices)

(850) 671-0300

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Placement Agreement
Junior Subordinated Indenture
Guarantee Agreement
Amended and Restated Trust Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement

     On November 1, 2004, Capital City Bank Group, Inc. (the “Registrant”) completed a trust preferred securities financing in the amount of $30 million. See Item 2.03 below. In connection with the financing, the Registrant entered into a Placement Agreement, a Junior Subordinated Indenture, a Guarantee Agreement and an Amended and Restated Trust Agreement filed as Exhibits 1, 4.1, 4.2 and 4.3, respectively, to this Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On November 1, 2004, the Registrant completed a trust preferred securities financing in the amount of $30 million. In the transaction, the Registrant established CCBG Capital Trust I, a Delaware statutory trust (the “Trust”). The Trust issued and sold $30 million of Floating Rate Preferred Securities (the “Preferred Securities”) in a private placement and issued $928,000 of Trust common securities to the Registrant. The Trust used the proceeds of these issuances to purchase $30,928,000 of the Registrant’s Floating Rate Junior Subordinated Notes due December 31, 2034 (the “Notes”). The interest rate on the Notes and the Preferred Securities is fixed for five years at 5.71%. After five years, the Notes and the Preferred Securities will bear interest at the three-month LIBOR rate plus 1.90%, adjusted quarterly. The Notes are the sole assets of the Trust and are subordinate to the Registrant’s senior obligations. Concurrently with the issuance of the Notes and the Preferred Securities, the Registrant issued a guarantee related to the trust securities for the benefit of the holders.

     The Notes may be redeemed after five years, and sooner in certain specific events, including in the event that the financing is not eligible for treatment as Tier 1 capital, subject to prior approval by the Federal Reserve Board, if then required. Interest on the Notes may be deferred at any time or from time to time for a period not exceeding 20 consecutive quarterly payments (five years), provided there is no event of default and the deferral does not extend beyond December 31, 2034.

     On November 3, 2004, the Registrant announced these transactions in a press release filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 1	-	Placement Agreement among the Registrant, the Trust and SunTrust Capital Markets, Inc., dated as of November 1, 2004.

Exhibit 4.1	-	Junior Subordinated Indenture between the Registrant and Wilmington Trust Company (the “Trustee”), dated as of November 1, 2004.

Exhibit 4.2	-	Guarantee Agreement between the Registrant and the Trustee, dated as of November 1, 2004.

Exhibit 4.3	-	Amended and Restated Trust Agreement among the Registrant, the Trustee and certain Administrative Trustees, dated as of November 1, 2004.

Exhibit 99.1	-	Press Release dated November 3, 2004 announcing trust preferred securities financing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

DATE: November 3, 2004	By:
/s/ J. Kimbrough Davis

J. Kimbrough Davis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
1	Placement Agreement among the Registrant, the Trust and SunTrust Capital Markets, Inc., dated as of November 1, 2004.

4.1	Junior Subordinated Indenture between the Registrant and Wilmington Trust Company (the “Trustee”), dated as of November 1, 2004.

4.2	Guarantee Agreement between the Registrant and the Trustee, dated as of November 1, 2004.

4.3	Amended and Restated Trust Agreement among the Registrant, the Trustee and certain Administrative Trustees, dated as of November 1, 2004.

99.1	Press Release dated November 3, 2004 announcing trust preferred securities offering.